SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2001


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                            82-0429727
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       (Commission                                        (IRS Employer
       File Number)                                     Identification No.)


  349 Oyster Point Boulevard, Suite 200
       South San Francisco, CA                                94080
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 (Address of principal executive offices)                   (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") dated June 15, 2001, announcing that its European attorneys have advised the Company that two oppositions have been filed with the European Patent Office regarding Cellegy's European Patent Number 0719145B1. This patent is directed to the manufacture and use of nitroglycerin ointment and related compounds for the treatment of anal disorders, including anal fissures and various hemorrhoidal conditions. The European patent was granted to Cellegy in September 2000.

         Also filed with this report as Exhibit 99.02 is a press release issued by the Company on June 26, 2001, announcing that the Company had filed a New Drug Application with the U. S. Food and Drug Administration requesting review of existing data on its product, Anogesic(R) (nitroglycerin ointment), for the treatment of pain associated with chronic anal fissures, and providing additional information concerning completion of patient enrollment in its on-going second Phase III anal fissure pain study and certain other matters relating to the anticipated announcement of study results and incorporation of trial data into an NDA supplement.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.
                  --------

                  99.01 Press Release issued by the Registrant dated June 15, 2001.

                  99.02 Press Release issued by the Registrant dated June 26, 2001.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 2, 2001          CELLEGY PHARMACEUTICALS, INC.


                            By: /s/ K. MICHAEL FORREST
                                ------------------------------------------------
                                 K. Michael Forrest
                                 Chairman, President and Chief Executive Officer



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